UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 13, 2008
(Date of earliest event reported)	March 12, 2008

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
On March 12, 2008, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”), filed with the Commission a Prospectus Supplement to its shelf registration statement on Form S-3 dated September 19, 2006 (Registration No. 333-137419) relating to the issue and sale by the Partnership of 2,500,000 common units representing limited partner interests in the Partnership (the “Units”) in a public offering (including the underwriters’ over-allotment option to purchase up to an additional 375,000 common units). Exhibits 5.1 and 8.1 to this Current Report on Form 8-K relating to the offering of the Units are hereby incorporated by reference into such Registration Statement.

(d) Exhibits Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date: March 13, 2008	By:	/s/ John R. Barker
John R. Barker Executive Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

8.1	Opinion of Andrews Kurth LLP regarding tax matters.

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